Supplement to the
Fidelity® Real Estate High Income Fund
January 29, 2010
Prospectus

The following information replaces the similar information found under the heading "Purchase and Sale of Shares" in the "Fund Summary" section on page 6.

The fund has a minimum initial investment of $1,000,000. The fund may waive or lower purchase minimums.

The following information replaces the similar information found in the "Shareholder Information" section on page 20.

If your fund balance falls below $500,000 worth of shares (or $100,000 for additional accounts opened by certain investors) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

REHI-10-01 May 25, 2010
1.742183.110